UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2023

Neoleukin Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
188 East Blaine Street, Suite 450
Seattle, Washington 98102
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (866) 245-0312

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 8, 2023, Neoleukin Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which the matters listed below were presented. There were 27,117,143 shares of common stock present at the Annual Meeting in person or by proxy, which represented approximately 63.32% of the voting power of the shares of common stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 20, 2023. A detailed description of each of the proposals is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2023.

1.Election of three Class III Directors, M. Cantey Boyd, Rohan Palekar and Todd S. Simpson, each to serve a three-year term, which will expire at the 2026 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal.

Nominees	Shares For	Shares Withheld	Broker Non-Votes
M. Cantey Boyd	19,947,525	488,784	6,680,834
Rohan Palekar	19,938,449	497,860	6,680,834
Todd S. Simpson	17,641,439	2,794,870	6,680,834

2.Approval for the Company’s Board of Directors (the “Board”) to implement, at the Board's discretion, an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-5, with the exact ratio to be set within that range at the discretion of the Board prior to the one-year anniversary of the Annual Meeting without further approval or authorization of the stockholders, and a corresponding reduction in the number of authorized shares of common stock.

Shares For	Shares Against	Shares Abstaining
26,231,211	827,666	58,266

3.Approval of an amendment to the Certificate of Incorporation to permit the exculpation of officers from personal liability for certain breaches of the duty of care.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
11,593,424	8,775,712	67,173	6,680,834

4.Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.

Shares For	Shares Against	Shares Abstaining
26,983,470	60,815	72,858

5.Approval, by non-binding advisory vote, of the compensation paid by the Company to its named executive officers.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
13,514,724	6,833,846	87,739	6,680,834

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOLEUKIN THERAPEUTICS, INC.

Date: June 12, 2023	By:	/s/ Donna M. Cochener
Name: Donna M. Cochener
Title: Interim Chief Executive Officer, General Counsel and Corporate Secretary